ANNEX I
                                       TO
                          SECURITIES PURCHASE AGREEMENT


                                FORM OF DEBENTURE

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

NNo.     001-US $4,000,000

                    WASATCH INTERACTIVE LEARNING CORPORATION

                   7% CONVERTIBLE DEBENTURE DUE MARCH 16, 2003

         FOR VALUE RECEIVED, between Wasatch Interactive Learning Corporation, a Washington corporation (the "Company") promises to pay to Brock Road, LLC, a Cayman Islands limited liability company, the registered holder hereof (the "Holder"), the principal sum of Four Million Dollars and 00/100 Dollars (US $4,000,000) on March 16, 2003 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears (i) prior to the Maturity Date, quarterly, on the last day of March, June, September and December of each year, (ii) upon conversion as provided herein or (iii) on the Maturity Date, at the rate of seven percent (7%) per annum accruing from March 16, 2000, the date of the issuance of this Debenture. Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for.


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         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Ten Thousand Dollars (US$10,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. A. The Holder of this Debenture is entitled, at its option, subject to the following provisions of this Section 4, to convert all or a portion of this Debenture into shares of Common Stock of the Company, $0.0001 par value per share ("Common Stock") of the Company at any time until the Maturity Date, at a conversion price for each share of Common Stock (the "Conversion Rate") equal to the lower of (x) $6.25, or (y) the Current Market Price (as defined below) multiplied by eighty percent (80%); provided that the principal amount being converted is the lower of (x) at least $10,000 (unless if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less than Ten Thousand Dollars $10,000, then the whole amount thereof) or (y) the maximum amount which the Holder can then convert pursuant to the terms of Section 4.E. hereof .

                  B. For purposes of this Debenture, the following terms have the meanings indicated below:


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                  (i) "Market  Price of the Common  Stock" means (x) the closing bid price of the Common Stock for the period indicated in the relevant provision, as reported by Bloomberg, LP or, if not so reported, as reported on the NASD OTC Bulletin Board or (y) if the Common Stock is listed on a stock exchange, the closing price on such exchange, as reported in The Wall Street Journal.

                  (ii) "Current Market Price" means the average of the Market Price of the Common Stock for any five non-consecutive trading days of the Common Stock (which may include some consecutive days) during the twenty day trading period ending on the trading day immediately before the relevant Conversion Date (as defined below). On the relevant Conversion Date, Holder may select, in its sole discretion, either of the formulas contained in (A) and (B) in the immediately preceding sentence.

                  C. The Holder of this Debenture is entitled, at its option, to convert this Debenture at any time which is after the earlier of (x) the thirtieth (30th) day after the Initial Closing Date or (y) the Effective Date of the Registrable Securities applicable to the Initial Debentures (as those terms are defined in the Securities Purchase Agreement).

                  D. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company's transfer agent, Executive Registrar and Transfer Agency, accompanied by or preceded by facsimile or other delivery to the Company of the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Subject to the provisions of Section 4.E hereof, interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash or Common Stock upon conversion at the Conversion Rate applicable to such conversion. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company, provided that the Holder shall deliver to the Company's transfer agent or the Company the original Debentures being converted within five (5) business days thereafter (and if not so delivered with such time, the Conversion Date shall be the date on which the later of the Notice of Conversion and the original Debentures being converted is received by the Company). Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (801) 269-1509; ATTN: Barbara Morris, Chief Executive Officer. Certificates representing Common Stock upon conversion will be delivered within three (3) business days from the date later of the Notice of Conversion is delivered to the Company as contemplated in the first sentence of this paragraph C or the original Debenture is delivered to the Company's transfer agent or the Company.


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

                  E. Notwithstanding any other provision hereof, of the Warrants or of any of the other Transaction Agreements (as those terms are defined in the Securities Purchase Agreement), in no event (except (i) with respect to an automatic conversion, if any, of a Debenture as provided in the Debentures, (ii) as specifically provided in this Debenture as an exception to this provision, or
(iii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock) shall the Holder be entitled to convert any Debenture or shall the Company have the obligation, to convert all or any portion of this Debenture (and the Company shall not have the right to pay interest on this Debenture) to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures or exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion or exercise). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. Any issuance by the Company to the Buyer in excess of the limit contained in this Section 4.E. shall be null and void, ab initio, and upon notice of such invalid issuance, the Company shall correct its books and cause its transfer agent's books to be corrected forthwith to reflect that the Buyer's ownership of Common Stock is within the limit set forth herein. Holder shall immediately deliver any certificates for invalidly issued Common Stock to the Company's transfer agent. The Company further agrees to (i) immediately reissue certificates for Common Stock to the extent that a portion of the Common Stock represented by said certificates have been validly issued and (ii) immediately reissue all or a portion of those shares which were deemed invalidly issued (at the Conversion Price set forth in the original conversion notice(s) applicable to such shares) upon notice from Holder that the reissuance of such shares would not cause such Holder to have a beneficial ownership interest in excess of 4.99%. Notwithstanding the foregoing, Holder may elect, by providing the Company written notice at any time prior to the reissuance of shares, to cancel that portion of a prior conversion applicable to shares of Common Stock surrendered by it pursuant to this Section 4.E. The Company hereby indemnifies and holds Holder free and harmless in connection with any and all liabilities, losses, costs and expenses, including, without limitation, attorneys' fees and costs arising from or relating to claims made by any third parties alleging that any Holder has violated Sections 13(d) and/or 16, to the extent such violation is premised on the fact that, notwithstanding this Section 4.E., the Holder is the beneficial owner of all of the shares of Common Stock which would be issuable, from time to time, if Holder converted the entire principal and interest balance of the Debenture. The Holder, by its acceptance of this Debenture, further agrees that if the Holder transfers or assigns any of the Debentures to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 4(E) as if such transferee or assignee were the original Holder hereof.

                  F. Anything herein to the contrary notwithstanding, in the event the Company breaches the provisions of Section 4(g) of the Securities Purchase Agreement, the Conversion Rate shall be amended to be equal to (i) 90% of (ii) the Conversion Rate determined in accordance with the other provisions of this Debenture without regard to this Section 4.F., and the Holder may require the Company to immediately redeem the outstanding portion of this Debenture in accordance with clause (y) of Section 6 hereof.


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

                  G. During the forty (40) trading day period commencing on the Effective Date (as defined in the Registration Rights Agreement) and ending on the thirty ninth (39th) trading day after the Effective Date (the "Post Effective Trading Period"), the Holder hereby agrees that, if the average Market Price of the Common Stock for a five (5) consecutive trading day period is less than $3.50 per share (which amount shall be subject to adjustment pursuant to the anti-dilution provisions contained in Section 10 hereof), it shall suspend selling the Common Stock for a period of twenty (20) trading days immediately after the first such occurrence. If during the Post Effective Trading Period (but after the end of the first suspension period) the average Market Price of the Common Stock for a five (5) consecutive trading day period is less than $3.50 per share for a second time, the Holder agrees to suspend selling the Common Stock for the remainder of the Post Effective Trading Period. If there has been no suspension of selling the Common Stock during the Post Effective Trading Period (pursuant to this Section 4.G.), the Holder hereby agrees that, if the average Market Price of the Common Stock for a five (5) consecutive trading day period is less than $3.50 per share (which amount shall be subject to adjustment pursuant to the anti-dilution provisions contained in Section 10 hereof), it shall suspend selling the Common Stock for a period of twenty (20) trading days immediately after the first such occurrence. If the average price Market Price for the Common Stock for any five-(5) consecutive days thereafter is less than $3.50 the Holder shall have no obligation to suspend selling Common Stock.

         5. On the condition that the Company is not then in default hereunder, any portion of the principal balance and accrued interest of the Debentures not previously converted as of the Maturity Date, shall be deemed to be automatically converted, without further action of any kind (except the delivery of unrestricted Common Stock in connection with such conversion) by the Company or any of its agents, employees or representatives, as of the Maturity Date at the Conversion Rate applicable on the Maturity Date ("Mandatory Conversion"), and the Company shall have no further obligation to repay the Debentures. If the Company is in default hereunder, (i) there shall be no Mandatory Conversion,
(ii) Holder  shall  retain all of its rights set forth in Section 15 below,  and
(iii) Holder may, in addition to its other rights, unilaterally extend the Maturity Date by one (1) year by providing written notice to the Company on or before the Maturity Date.

         6. The Holder recognizes that the Company may be limited in the number of shares of Common Stock it may issue by (i) reason of its authorized shares, or (ii) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded (collectively, the"Cap
Regulations"). Without limiting the other provisions hereof, (i) the Company will take all steps reasonably necessary to be in a position to issue shares of Common Stock on conversion of the Debentures without violating the Cap Regulations and (ii) if, despite taking such steps, the Company still can not issue such shares of Common Stock without violating the Cap Regulations, the Holder of this Debenture (to the extent the same can not be converted in compliance with the Cap Regulations (an "Unconverted Debenture"), shall have the option, exercisable in the Holder's sole and absolute discretion, to elect any one of the following remedies:

                  (x) require the Company to issue shares of Common Stock in accordance with such Holder's Notice of Conversion relating to the Unconverted Debenture at a conversion purchase price equal to the average of the closing bid price per share of Common Stock for any five
         (5) consecutive trading days (subject to the equitable adjustments for certain events occurring during such period as provided in this Debenture) during the sixty (60) trading days immediately preceding the date of the Notice of Conversion; or


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                  (y) require the Company to redeem each  Unconverted  Debenture for an amount (the "Cap Redemption Amount"), payable in cash, equal to:

                                  V           x            M
                                -----
                                 CP

         where:

                  "V" means the outstanding principal plus accrued interest through the Cap Redemption Date (as defined below) of an Unconverted Debenture;

                  "CP" means the Conversion Rate in effect on the date of redemption (the "Cap Redemption Date") specified in the notice from the Holder electing this remedy; and

                  "M" means the highest closing ask price during the period beginning on the Cap Redemption Date and ending on the date of payment of the Cap Redemption Amount.

The holder of an Unconverted Debenture may elect one of the above remedies with respect to a portion of such Unconverted Debenture and the other remedy with respect to other portions of the Unconverted Debenture.

         7. Subject to the terms of the Securities Purchase Agreement, dated March 16, 2000 (the "Securities Purchase Agreement"), between the Company and the Holder (or the Holder's predecessor in interest), no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

         8. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture by paying the Redemption Amount contemplated by Section 5 hereof, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

         9. If, for any reason, prior to the Conversion Date or the Redemption Payment Date, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's Debentures outstanding on the record date (the "Record Date") for

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determining  the  amount  and  number  of Spin Off  Securities  to be  issued to security holders of the Company (the "Outstanding Debentures") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Debentures, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by
(y) a fraction, of which (I) the numerator is the principal amount of the Outstanding Debentures then being converted, and (II) the denominator is the principal amount of the Outstanding Debentures.

         10. If, at any time while any portion of this Debenture remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock, the Base Price shall be equitably adjusted to reflect such action. By way of illustration, and not in limitation, of the foregoing (i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such split, the Base Price shall be deemed to be one-half of what it had been calculated to be immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such reverse split; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such dividend, the Base Price shall be deemed to be the amount of such Base Price calculated immediately prior to such record date multiplied by a fraction, of which the numerator is the number of shares (10) for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon (11).

         11. All payments contemplated hereby to be made "in cash" shall be made in immediately available good funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

         12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         13. This Debenture and all agreements entered into in connection herewith shall be governed by and interpreted in accordance with the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the state or Federal courts of the State of California, sitting in the City of Los Angeles. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal Courts of the State of California for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of California. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which

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it may have or hereafter may have to the laying of venue of any such  litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the related agreements entered into in connection herewith.

         14. In the event that any action is taken by the Company or Holder in connection with this Note, or any related document or matter, the losing party in such legal action, in addition to such other damages as he or it may be required to pay, shall pay reasonable attorneys' fees to the prevailing party.

         15. The following shall constitute an "Event of Default":

                  a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three (3) days; or

                  b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in any material respect at the time made; or

                  c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

                  d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of this Debenture and such failure shall continue uncured for a period of ten (10) days after written notice from the Holder of such failure; or

                  e. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Securities Purchase Agreement, the Registration Rights Agreement, the Warrant and such failure shall continue uncured for a period of ten
                           (10) days after written notice from the Holder of such failure (other than a failure to cause the Registration Statement to become effective no later than the Required Effective Date, as defined and provided in the Registration Rights Agreement, as to which no such cure period shall apply); or

                  f. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

                  g. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                  h. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                  i. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                  j. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                  k. The Company shall have its Common Stock suspended or delisted from an exchange or the NASD OTC Bulletin Board from trading for in excess of five (5) trading days.

                  l. An Event of Default has occurred under the terms of any other Debenture (in this series) issued pursuant to the Securities Purchase Agreement.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may, at its option, consider this Debenture immediately due and payable in cash (and not by conversion into Common Stock), without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein, or any other rights or remedies afforded by law.

         16. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

         17. In the event for any reason, any payment by or act of the Company or the Holder shall result in payment of interest which would exceed the limit authorized by or be in violation of the law of the jurisdiction applicable to this Debenture, the ipso facto the obligation of the Company to pay interest or perform such act or requirement shall be reduced to the limit authorized under such law, so that in no event shall the Company be obligated to pay any such interest, perform any such act or be bound by any requirement which would result in the payment of interest in excess of the limit so authorized. In the event any payment by or act of the Company shall result in the extraction of a rate of interest in excess of a sum which is lawfully collectible as interest, then such amount (to the extent of such excess not returned to the Company) shall, without further agreement or notice between or by the Company or the Holder, be deemed applied to the payment of principal, if any, hereunder immediately upon receipt of such excess funds by the Holder, with the same force and effect as though the Company had specifically designated such sums to be so applied to principal and the Holder had agreed to accept such sums as an interest-free prepayment of this Debenture. If any part of such excess remains after the principal has been paid in full, whether by the provisions of the preceding sentences of this Section 17 or otherwise, such excess shall be deemed to be an interest-free loan from the Company to the Holder, which loan shall be payable immediately upon demand by the Company. The provisions of this Section 17 shall control every other provision of this Debenture.

         18. Time is of the essence as to the performance of each and every obligation of the Company and Holder pursuant to this Debenture.

         19. A. On the conditions that the Company (i) is not in default under this Debenture (and no event has occurred that would ripen into a default with the passage of time), and (ii) has previously honored all prior Redemption Notices, the Company may, at its option, repay, in whole or in part, the then outstanding principal and interest balance of this Debenture on the date of the Redemption Notice (after deducting the principal and interest subject to outstanding Conversion Notices) at the Redemption Price (as defined below). This Debenture is redeemable, in whole or in part, by the Company by providing written notice (the "Redemption Notice") to the Holder via facsimile at its address set forth herein (the Business Day between the hours of 6:30 a.m. and 3:00 p.m. Pacific Time the Redemption Notice is received by the Holder via facsimile is defined to be the "Redemption Notice Date"). Within seven (7) Trading Days after the Redemption Notice Date the Company shall make payment of the Redemption Price (as defined below) in immediately available funds to the Holder (such date of payment referred to as the "Redemption Date"). Partial redemptions shall be in an aggregate principal amount of at least $400,000. The Company shall redeem, pro-rata amongst the Holder and the holders of other Debentures in the series (if any) based on then outstanding balance due under the Debenture and the other Debentures in the series.

         B. In the event the Company serves a Redemption Notice, the Redemption Price shall be equal to the greater of (i) 125% of the outstanding principal and interest balance of the Debenture, or (ii) the "Economic Benefit" of the principal and interest of the Debenture which are the subject of such Redemption Notice. "Economic Benefit" shall mean the dollar value derived if the principal (and interest) which was the subject of the Redemption Notice was converted on the Redemption Notice Date and sold on the Redemption Notice Date at the Closing Bid Price of the Common Stock on the Redemption Notice Date.

         C. The Notice of Redemption shall set forth (i) the Redemption Date and the place fixed for redemption, (ii) the Redemption Price,(iii) a statement of or reference to the conversion right set forth herein, and (iv) confirmation that the Company has the full Redemption Price reserved as set forth in F.

below. The notice shall specify the principal and interest balance hereof to be redeemed. Within five Trading Days of the Redemption Notice Date, the Company shall wire transfer the appropriate amount of funds to the Holder. If the Company fails to comply with the redemption provisions set forth herein by the sixth Trading Day after the Redemption Notice Date (or in the case of a public offering as contemplated in F. below, by the sixth Trading Day after the Redemption Notice Date) relating to the Redemption Notice, the redemption will be declared null and void and the Company shall not be permitted to serve another Redemption Notice. For the first five Trading Days after the Redemption Notice Date, the Holder will retain its conversion rights with respect to a maximum of twenty percent (20%) of the principal and interest amount subject to the redemption. If the Holder elects to so convert the said principal and interest after the receipt of the Redemption Notice, the Company must receive notice of such election within two (2) business days from the time the Redemption Notice was received by the Holder. In the event the Company has not complied with the redemption provisions set forth herein the Company must comply with the delivery requirements of any then outstanding Conversion Notice as set forth herein. If the entire balance of interest and principal of this Debenture is redeemed hereunder, the Holder shall deliver to the Company the original of this Debenture within three (3) Business Days after it has received good funds for the Redemption Price.

         D. The Redemption Price shall be adjusted proportionally upon any adjustment of the Conversion Price as provided herein and in the event of any stock dividend, stock split, combination of shares or similar event.

         E.       Intentionally Deleted.

         F. The Company shall not be entitled to send any Redemption Notice and begin the redemption procedure hereunder unless it has:

                  (a) the full amount of the Redemption Price in cash, available in a demand or other immediately available account in a bank or similar financial institution, specifically allotted for such redemption;

                  (b) immediately available credit facilities, in the full amount of the Redemption Price with a bank or similar financial institution specifically allotted for such redemption; or

                  (c) a combination of the items set forth in (i) and (ii) above, aggregating the full amount of the Redemption Price.

Notwithstanding the foregoing, in the event the redemption is expected to be made contemporaneously with the closing of a public offering of the Company's securities for an amount in excess of the Redemption Price, the Company shall not be required to have the full amount of the Redemption Price available to it as set forth above.

         G. Upon its receipt of a Conversion Notice, the Company may, at its option, repay that portion of the accrued interest of this Debenture which is subject to such outstanding Conversion Notice, at the Redemption Price, provided that the Company delivers to Holder a Redemption Notice with respect thereto within two (2) business days after the date of the subject Conversion Notice. On the Redemption Date, the Company shall make payment of the Redemption Price in immediately available funds to the Holder.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: as of March 16, 2000

                                       WASATCH INTERACTIVE LEARNING CORPORATION, a Washington corporation

                                       By:/s/__________________________________
                                          Barbara Morris

                                          President
                                       -----------------------------------------
                                           (Title)

                                    EXHIBIT A


                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)



         The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount (and $________________ of accrued interest thereon) of the above Debenture No. ___ into Shares of Common Stock of WASATCH INTERACTIVE LEARNING CORPORATION (the "Company") according to the conditions hereof, as of the date written below.


Conversion Date*

-------------------------------------------------------------------

Applicable Conversion Price

-------------------------------------------------------------------


Signature

-------------------------------------------------------------------
                                     [Name]

Address:

-------------------------------------------------------------------

-------------------------------------------------------------------




* This original Debenture must be received by the Company or its transfer agent by the third business day following the Conversion Date.